DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS                 CLASS A
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD
[FEBRUARY __, 1996].                                           COMMON STOCK

The undersigned, revoking all previous proxies, appoints Mark S.
Newman and Nancy R. Pitek, and each of them, acting unanimously if more than one be present, attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the special meeting of stockholders of Diagnostic/Retrieval Systems, Inc. (the "Company") to be held on [day], [February _, 1996], and at any adjournments thereof, and to vote all shares of Class A Common Stock of the Company which the undersigned is entitled to vote, on all matters coming before said meeting.

    ------  PLEASE MARK YOUR
            VOTES AS IN THIS
       X    EXAMPLE.
    ------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

                ---  -------  -------                      --   ------- -------
                FOR  AGAINST  ABSTAIN                      FOR  AGAINST ABSTAIN
                ---  -------  -------                      ---  ------- -------
 1.APPROVAL of an                       3.APPROVAL of an
  Amended and                            Amended and
  Restated                               Restated
  Certificate of                         Certificate to
  Incorporation to                       provide that the
  effect a                               stockholders of
  reclassification                       the Company would
  of each share of                       not have the
  the Company's                          right to make,
  Class A Common                         adapt, alter,
  Stock and each                         amend, change or
  share of Class B                       repeal the By-
  Common Stock into                      Laws except upon
  one share of new                       the affirmative
  common stock.                          vote of not less
                                         than 66-2/3% of
2.APPROVAL of an                         the outstanding
  Amended and                            stock of the
  Restated                               Company entitled
  Certificate to                         to vote thereon.
  provide that
  action by
  stockholders may
  be taken only at
  a duly called
  annual or special
  meeting and not
  by written
  consent.

     PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 THROUGH 3.

                             Date:  _________________________________, 1996

                             _______________________________________________
                             Signature

                             ________________________________________________
                             Signature of joint holder, if any

                             Please sign exactly as your name
                             appears to the left, Executors,
                             administrators, trustees, etc.
                             should give full title as such.  If
                             the signer is a corporation, please
                             sign full corporate name by a duly
                             authorized officer.



DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS                 CLASS B
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD
[FEBRUARY __, 1996].                                           COMMON STOCK

The undersigned, revoking all previous proxies, appoints Mark S.
Newman and Nancy R. Pitek, and each of them, acting unanimously if more than one be present, attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the special meeting of stockholders of Diagnostic/Retrieval Systems, Inc. (the "Company") to be held on [day], [February _, 1996], and at any adjournments thereof, and to vote all shares of Class B Common Stock of the Company which the undersigned is entitled to vote, on all matters coming before said meeting.

    ------  PLEASE MARK YOUR
            VOTES AS IN THIS
       X    EXAMPLE.
    ------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

                    ---- -------  -------                ---  -------  -------
                    FOR  AGAINST  ABSTAIN                FOR  AGAINST  ABSTAIN
                    ---  -------  -------                ---  -------  -------
 1.APPROVAL of an                       3.APPROVAL of an
  Amended and                            Amended and
  Restated                               Restated
  Certificate of                         Certificate to
  Incorporation to                       provide that the
  effect a                               stockholders of
  reclassification                       the Company would
  of each share of                       not have the
  the Company's                          right to make,
  Class A Common                         adapt, alter,
  Stock and each                         amend, change or
  share of Class B                       repeal the By-
  Common Stock into                      Laws except upon
  one share of new                       the affirmative
  common stock.                          vote of not less
                                         than 66-2/3% of
2.APPROVAL of an                         the outstanding
  Amended and                            stock of the
  Restated                               Company entitled
  Certificate to                         to vote thereon.
  provide that
  action by
  stockholders may
  be taken only at
  a duly called
  annual or special
  meeting and not
  by written
  consent.

     PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 THROUGH 3.

                             Date: ________________________, 1996

                             _____________________________________
                             Signature

                             ______________________________________
                             Signature of joint holder, if any

                             Please sign exactly as your name
                             appears to the left, Executors,
                             administrators, trustees, etc.
                             should give full title as such.  If
                             the signer is a corporation, please
                             sign full corporate name by a duly
                             authorized officer.